IDR Simplification and Strategic Update February 2019

Safe Harbor Statements This presentation contains forward-looking statements made by PBF Logistics LP (“PBFX”), PBF Energy Inc. (“PBF Energy” and together with PBFX, the “Companies”), PBF Holding Company LLC, and their subsidiaries, and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement and successful closing of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; the possibility that the Partnership may not consummate the proposed transaction; the Partnership’s plans for financing potential future growth opportunities; unforeseen liabilities associated with any acquisition or transaction; inability to successfully integrate any acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date. See the Appendix for reconciliations of the differences between the non-GAAP financial measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP financial measures. 2

IDR Transaction Details & Rationale  At closing, PBFX will issue 10,000,000 common units to PBF Energy Company LLC, a wholly-owned subsidiary of PBF Energy, in exchange for the elimination of IDRs . Total transaction value of approximately $215 million based on the 30-day volume-weighted average price as of February 13, 2019, $21.53 . Represents approximately 11x 2019E IDR cash flow  Eliminates IDR burden, improves cost of capital and strengthens LP/GP alignment . Immediately accretive to DCF per LP unit in 2019 and beyond . Enhances ability to pursue organic growth projects and potential third-party and drop-down acquisitions . Transaction terms compare favorably to recent comparable transactions from a valuation multiple and accretion perspective . Tax -free transaction for PBFX and its unitholders  Pro forma for the transaction, PBF Energy will own ~54% of PBFX’s outstanding LP units . Market value of ~$675 million based on closing price as of February 13, 2019 . PBF Energy retains its non-economic general partner interest  Transaction is expected to close on February 28, 2019 . Expected closing is prior to the record date of the Q4 2018 distribution 3

PBFX Strategic Update and Outlook  Committed to distribution growth guidance, long-term leverage and coverage targets  Delaware City rail unloading contract extended through December 31, 2025 . Current contract economics remain unchanged through year-end 2021 . Early extension of the contracts provides enhanced stability and visibility for PBFX  4-year extension runs from January 1, 2022 to December 31, 2025  Minimum volume commitment of 95,000 barrels per day  Per barrel fees and variable pass-through costs structure unchanged from existing contracts  Partnership’s growth outlook remains positive and focused on a 3-pillared approach . Executing projects from organic growth pipeline . Targeting third-party acquisition opportunities that complement existing relationships . Access to embedded PBF Energy drop-down assets  Executed toll-processing agreement with A.P. Moller – Maersk to utilize a crude unit at the newly-acquired East Coast Storage Assets to supply Maersk with IMO 2020-compliant 0.5% sulfur marine fuel . Generates contracted, incremental third-party cash flow to base annualized EBITDA for the East Coast Storage Assets 4

Appendix

PBF Logistics Pro Forma Organization Chart


PBF Energy Inc.
(PBF Energy)
PBF Energy Company LLC
(PBF LLC)
100% Interest
PBF Logistics GP LLC
(General Partner)
~30MM PBFX Common Units,
~54% Limited Partner Interest
Public
Unitholders
100% Non-Economic
General Partner Interest
~25MM PBFX Common Units,
~46% Limited Partner Interest
PBF Logistics LP
(PBFX)

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Non-GAAP Financial Measures The Partnership defines EBITDA as net income (loss) before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation and amortization expense. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. We define distributable cash flow (“DCF”) as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less cash interest, maintenance capital expenditures attributable to PBFX and income taxes. Distributable cash flow will not reflect changes in working capital balances. EBITDA and DCF are non-GAAP supplemental financial measures that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unit holders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership’s management believes that the presentation of EBITDA, EBITDA attributable to PBFX and DCF provide useful information to investors in assessing our financial condition and results of operations. EBITDA, EBITDA attributable to PBFX and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA, EBITDA attributable to PBFX and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA, EBITDA attributable to PBFX and distributable cash flow may be defined differently by other companies in our industry, our definition of such matters may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Due to the forward- looking nature of forecasted or estimated EBITDA, information to reconcile forecasted or estimated EBITDA to forecasted cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time. 7

Non-GAAP Financial Measures PBFX Reconciliation of Amounts under U.S. GAAP to annualized run-rate EBITDA (unaudited, in millions) Reconciliation of East Coast Storage Assets, Knoxville Terminals, drop-down assets and associated projects Forecasted Net Income to annualized run-rate EBITDA: Knoxville Terminals & Drop-down East Coast (in millions) Assets Storage Assets Total Forecasted net income $ 10.4 $ 6.1 $ 16.5 Add: Depreciation and amortization expense 3.8 4.5 8.3 Add: Interest expense, net and other financing costs 3.9 4.9 8.8 Annualized run-rate EBITDA $ 18.1 $ 15.5 $ 33.6 Annualized run-rate EBITDA for the Knoxville Terminals, drop-down assets and the East Coast Storage Assets assumes the completion of all related capital projects (collectively, the “organic projects”) and full run-rate throughput for each asset and period. The identified organic growth capital projects associated with each of the acquisitions are capable of generating incremental revenue for PBFX above the acquired base assets. Upon completion of the organic projects, run-rate annualized EBITDA is expected to be approximately $33.6 million, which will be supported by long-term agreements with PBF Energy. The organic projects and the execution of the related contracts are expected to be completed with the assets operating at full run-rate volumes by the end of 2020. The Knoxville Terminals, drop-down assets, the East Coast Storage Assets and the organic growth capital projects are included in the run-rate EBITDA for a full year period. Note: Due to the forward-looking nature of forecasted or estimated EBITDA, information to reconcile forecasted or estimated EBITDA to forecasted cash flow from certain projects or organic growth opportunities is not available as management is unable to project working capital changes for future periods at this time. 8